UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                 August 8, 2007


                               CHEMED CORPORATION
             (Exact name of registrant as specified in its charter)



       Delaware                      1-8351                 31-0791746
   (State or other          (Commission File Number)     (I.R.S. Employer
    jurisdiction of                                       Identification
    incorporation)                                            Number)


          2600 Chemed Center, 255 East 5th Street, Cincinnati, OH 45202
          (Address of principal executive offices)           (Zip Code)


               Registrant's telephone number, including area code:
                                 (513) 762-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.425)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 230.425)

[_] Pre-commencement communications pursuant to Rule 13e-4 (c) under Exchange Act (17 CFR 230.425)



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Item 8.01      Other Items

     Chemed Corporation ("We" or "Chemed") intends to file a registration statement covering our 1.875% Convertible Senior Notes ("Notes") issued on May 14, 2007. Certain of our 100% owned subsidiaries fully and unconditionally guarantee the Notes on an unsecured, joint and severally liable basis. In accordance with Rule 3-10 of Regulation S-X, we are amending Item 8 of Part II (Financial Statements and Supplementary Data) of our Form 10-K for the year ended December 31, 2006 (filed February 28, 2007) to provide condensed, consolidating financial data of the parent company (Chemed), the guarantor subsidiaries and the non-guarantor subsidiaries as of December 31, 2006 and December 31, 2005 and for the years ended December 31, 2006, 2005 and 2004. Such information is presented as Note 25 in the Notes to Consolidated Financial Statements. This does not represent a restatement of previously filed Financial Statements.

     A copy of the amended Item 8 for our Form 10-K for the year ended December 31, 2006 is filed herewith as Exhibit 99.




Item 9.01   Financial Statements and Exhibits

                  d)    Exhibit
                        (99) Registrant's Amended Item 8 to Form 10-K for the year ended December 31, 2006



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  CHEMED CORPORATION


Dated:   August 8, 2007                  By:   /s/ Arthur V. Tucker, Jr.
        ----------------                      --------------------------
                                                   Arthur V. Tucker, Jr.
                                                   Vice President and Controller




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